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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-14145 and 333-39309) of Toreador Royalty Corporation of our report dated February 24, 1999 appearing on page 3 of this Form 8-K.


PricewaterhouseCoopers LLP
Dallas, Texas
March 1, 1999